                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 12, 2001
                                                        ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

                   333-24023                             51-0269396
              --------------------                       ----------
            (Commission File Number)                   (IRS Employer
                                                   Identification Number)


  201 North Walnut Street, Wilmington, Delaware                     19801
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  (Address of principal executive offices)                      (Zip Code)


                                (302) 594-4117
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              Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

          Exhibit No.    Document Description
          -----------    --------------------

             (20.1)      Excess Spread Analysis

             (20.2)      Monthly Servicer's Certificate, Series 1997-1

             (20.3)      Monthly Holders' Statement, Series 1997-1

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,


                         By:    /s/ Tracie H. Klein
                               -----------------------------
                         Name:  Tracie H. Klein
                         Title: First Vice President



Date: September 17, 2001
      ------------------

                               INDEX TO EXHIBITS

Exhibit No.   Document Description                          Sequential Page No.
-----------   --------------------                          -------------------

      20.1    Excess Spread Analysis                                5

      20.2    Monthly Servicer's Certificate, Series 1997-1         6

      20.3    Monthly Holders' Statement, Series 1997-1            12